                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

To the Board of Directors and Stockholders of eMachines, Inc.
Irvine, California

   We consent to the incorporation by reference in Registration Statement No. 333-48920 of eMachines, Inc. on Form S-8 of our report dated February 23, 2001, appearing in this Annual Report on Form 10-K of eMachines, Inc. for the year ended December 30, 2000.

/s/ Deloitte & Touche LLP

Los Angeles, California
March 29, 2001